EXHIBIT 99.1

                   Sapient Reports Third Quarter 2007 Results

                       Q3 Revenues Up 32% Year-Over-Year;

             Q3 GAAP Operating Profit Increases $9M Year-Over-Year;

                         Q3 Cash From Operations is $39M

     CAMBRIDGE, Mass.--(BUSINESS WIRE)--Nov. 8, 2007--Sapient (NASDAQ: SAPE) today reported the following financial results for the third quarter ended September 30, 2007:

     -- Service revenues were $141.6 million, an increase of 32.4% from $106.9 million in the third quarter of 2006.

     -- GAAP income from operations was $6.6 million, or 4.6% of service revenues, an increase of $9.2 million from a GAAP loss from operations of $2.6 million in the third quarter of 2006.

     -- Non-GAAP income from operations (excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement) was $12.5 million, or 8.8% of service revenues. This compares to non-GAAP income from operations of $5.7 million or 5.3% of service revenues in the third quarter of 2006.

     -- GAAP diluted income per share from continuing operations increased to $0.03 from $0.01 in the third quarter of 2006.

     -- Non-GAAP diluted income per share from continuing operations was $0.08 compared to $0.07 in the third quarter of 2006.

     "We're very pleased with our results in the third quarter, delivering robust revenue growth as well as marked improvements in operating efficiency," said Sapient Chief Executive Officer Alan J. Herrick. "Our highly differentiated value proposition enabled us to provide great results for our clients and drove record win rates for the company. Going forward, we believe we are well-positioned to continue to build value for our clients and to expand our business."

     The Company generated cash from operations of $38.7 million in the third quarter of 2007, compared to $15.0 million in the third quarter of 2006. Sapient exited the third quarter of 2007 with cash and marketable securities of $147.4 million and no debt. Days sales outstanding was 62 days for the third quarter of 2007, improved from 80 days in the second quarter of 2007 and 83 days in the third quarter of 2006. During the third quarter of 2007, Sapient repurchased 608,187 shares of its common stock for $3.8 million.

     Outlook

     Sapient management offers the following guidance for the fourth quarter ending December 31, 2007:

     --   Service revenues are expected to be $146 million or greater.

     --   Non-GAAP operating margin is expected to be between 9% and 10%.

     Webcast and Conference Call

     Sapient will host a discussion of its third quarter results at 5:00 p.m.
(ET) today, which will be broadcast live on the Internet. The dial-in information for the conference call is:


    U.S.: (888) 679-8034
    International: (617) 213-4847
    Passcode: 76986690


     Please use the following link to pre-register for the conference call as well as to access the live webcast of this event:

     http://phx.corporate-ir.net/phoenix.zhtml?
p=irol-eventDetails&c=65979&eventID=1600688. (Due to the length of this URL, it may be necessary to copy and paste it into your Internet browser's URL address field. You may also need to remove an extra space in the URL if one exists.)

     In addition, a re-broadcast of the conference call will be available from Nov. 8 at 7:00 p.m. (ET) through Nov. 15 at 11:59 p.m. (ET). The replay information is as follows:


    U.S.: (888) 286-8010
    International: (617) 801-6888
    Passcode: 81397376


     The archived webcast of this event may be accessed at:

     http://phx.corporate-ir.net/phoenix.zhtml?
p=irol-eventDetails&c=65979&eventID=1600688. (Due to the length of this URL, it may be necessary to copy and paste it into your Internet browser's URL address field. You may also need to remove an extra space in the URL if one exists.)

     This link will also be posted at
http://www.sapient.com/about+us/Investors.htm.

     Adjusted (Non-GAAP) Financial Measures

     Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes these measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, for managing the Company's business and evaluating its performance. The Company anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results which exclude stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement.

     Safe Harbor Statement

     This press release contains forward-looking statements that involve a number of risks and uncertainties, in particular the financial guidance for future periods. Actual results could differ materially from management's expectations. A number of factors could cause actual events to differ materially from those indicated. Such factors include, without limitation: the continued acceptance of the Company's services; the Company's ability to accurately set fees for and complete its current and future client projects on a timely basis, successfully manage risks associated with its international operations, manage its growth and projects effectively and continue to attract and retain high quality employees; as well as other risk factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

     About Sapient

     Sapient, a global services firm, operates two groups--Sapient Interactive and Sapient Consulting--that help clients compete, evolve and grow in an increasingly complex marketplace. Sapient Interactive provides brand and marketing strategy, award-winning creative work, web design and development and emerging media expertise. Sapient Consulting provides business and IT strategy, process and systems design, package implementation and custom development, as well as outsourcing services such as testing, maintenance and support.

     Sapient's passion for client success--evidenced by its ability to foster collaboration, drive innovation and solve challenging problems--is the subject of case studies on leadership and organizational behavior used by MBA students at both Harvard and Yale. Leading clients, including BP, Essent Energie, Harrah's Entertainment, Hilton International, Janus, Sony Electronics and Verizon, rely on the company's unique approach to drive growth and market momentum. Headquartered in Cambridge, Massachusetts, Sapient operates across North America, Europe and India. For more information, please visit www.sapient.com.

     Sapient is a registered service mark of Sapient Corporation.


                         Sapient Corporation
      Consolidated Unaudited Condensed Statements of Operations


                                              Three Months Ended
                                         -----------------------------
                                         September 30,  September 30,
                                              2007          2006
                                         -------------- --------------

                                          (in thousands, except per
                                                 share amounts)
Revenues:
Service revenues                               $141,590      $106,924
Reimbursable expenses                             4,825         4,193
                                         -------------- --------------
Total gross revenues                            146,415       111,117
                                         -------------- --------------
Operating expenses:
Project personnel expenses                       96,694        72,811
Reimbursable expenses                             4,825         4,193
                                         -------------- --------------
Total project personnel expenses and
 reimbursable expenses                          101,519        77,004
Selling and marketing expenses                    8,664         5,670
General and administrative expenses              29,223        29,993
Restructuring and other related charges            (35)           187
Amortization of purchased intangible
 assets                                             487           842
                                         -------------- --------------
Total operating expenses                        139,858       113,696
                                         -------------- --------------

Income (loss) from operations                     6,557       (2,579)

Interest and other income, net                    1,596         1,180
                                         -------------- --------------
Income (loss) from continuing operations
 before income taxes, discontinued
 operations and cumulative effect of
 accounting change                                8,153       (1,399)
Provision (benefit) for income taxes              3,732       (2,134)
                                         -------------- --------------
Income (loss) from continuing operations
 before discontinued operations and
 cumulative effect of accounting change           4,421           735
Loss from discontinued operations                     -             -
Gain on disposal of discontinued
 operations                                           -             -
                                         -------------- --------------

Income before cumulative effect of
 accounting change                                4,421           735
Cumulative effect of accounting change                -             -
                                         -------------- --------------

    Net income                                   $4,421          $735
                                         ============== ==============

Basic income (loss) per share from
 continuing operations                            $0.04         $0.01
                                         ============== ==============
Diluted income (loss) per share from
 continuing operations                            $0.03         $0.01
                                         ============== ==============
Basic net income per share                        $0.04         $0.01
                                         ============== ==============
Diluted net income per share                      $0.03         $0.01
                                         ============== ==============

Weighted average common shares                  124,875       123,051
Weighted average dilutive common share
 equivalents                                      3,439         3,074
                                         -------------- --------------
Weighted average common shares and
 dilutive common share equivalents              128,314       126,125
                                         ============== ==============


                                                Nine Months Ended
                                           ---------------------------
                                           September 30, September 30,
                                               2007          2006
                                           ------------- -------------

                                          (in thousands, except per
                                                 share amounts)
Revenues:
Service revenues                                $391,479      $292,021
Reimbursable expenses                             13,850        10,540
                                           ------------- -------------
Total gross revenues                             405,329       302,561
                                           ------------- -------------
Operating expenses:
Project personnel expenses                       267,681       196,984
Reimbursable expenses                             13,850        10,540
                                           ------------- -------------
Total project personnel expenses and
 reimbursable expenses                           281,531       207,524
Selling and marketing expenses                    24,413        17,092
General and administrative expenses               90,168        77,552
Restructuring and other related charges            (204)         1,335
Amortization of purchased intangible
 assets                                            1,552         2,722
                                           ------------- -------------
Total operating expenses                         397,460       306,225
                                           ------------- -------------

Income (loss) from operations                      7,869       (3,664)

Interest and other income, net                     4,115         4,719
                                           ------------- -------------
Income (loss) from continuing operations
 before income taxes, discontinued
 operations and cumulative effect of
 accounting change                                11,984         1,055
Provision (benefit) for income taxes               5,941         1,370
                                           ------------- -------------
Income (loss) from continuing operations
 before discontinued operations and
 cumulative effect of accounting change            6,043         (315)
Loss from discontinued operations                      -         (433)
Gain on disposal of discontinued
 operations                                            -         4,834
                                           ------------- -------------

Income before cumulative effect of
 accounting change                                 6,043         4,086
Cumulative effect of accounting change                 -           154
                                           ------------- -------------

    Net income                                    $6,043        $4,240
                                           ============= =============

Basic income (loss) per share from
 continuing operations                             $0.05       $(0.00)
                                           ============= =============
Diluted income (loss) per share from
 continuing operations                             $0.05       $(0.00)
                                           ============= =============
Basic net income per share                         $0.05         $0.03
                                           ============= =============
Diluted net income per share                       $0.05         $0.03
                                           ============= =============

Weighted average common shares                   123,895       123,861
Weighted average dilutive common share
 equivalents                                       3,728             -
                                           ------------- -------------
Weighted average common shares and
 dilutive common share equivalents               127,623       123,861
                                           ============= =============


                         Sapient Corporation
           Consolidated Unaudited Condensed Balance Sheets


                                  September 30, 2007 December 31, 2006
                                  ------------------ -----------------

                                             (in thousands)

             ASSETS
Current assets:
Cash and cash equivalents                   $113,794           $75,022
Marketable securities, current
 portion                                      31,949            51,859
Restricted cash, current portion                 450               551
Accounts receivable, less
 allowance for doubtful accounts              84,218            75,402
Unbilled revenues                             37,344            34,201
Prepaid expenses and other
 current assets                               25,146            20,565
                                  ------------------ -----------------
Total current assets                         292,901           257,600

Restricted cash, net of current
 portion                                       1,254             1,338
Property and equipment, net                   36,021            27,623
Purchased intangible assets, net               5,998             7,550
Goodwill                                      40,329            38,929
Other assets                                   7,890             9,024
                                  ------------------ -----------------

Total assets                                $384,393          $342,064
                                  ================== =================

     LIABILITIES, REDEEMABLE COMMON STOCK AND
                STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                              $6,009            $9,818
Accrued compensation                          44,448            33,077
Accrued restructuring costs,
 current portion                               3,735             3,867
Deferred revenues, current
 portion                                      18,725            14,871
Other current liabilities                     48,794            47,068
                                  ------------------ -----------------
Total current liabilities                    121,711           108,701
Accrued restructuring costs, net
 of current portion                            8,557            11,741
Deferred revenues, net of current
 portion                                         651               865
Other long-term liabilities                   11,281             5,780
                                  ------------------ -----------------
Total liabilities                            142,200           127,087

Redeemable common stock                          290               480

Stockholders' equity                         241,903           214,497
                                  ------------------ -----------------

Total liabilities, redeemable
 common stock and stockholders'
 equity                                     $384,393          $342,064
                                  ================== =================


                         Sapient Corporation
           Consolidated Unaudited Statements of Cash Flows

                                  Three Months Ended Nine Months Ended

                                    September 30,      September 30,
                                  ------------------ -----------------
                                    2007      2006     2007     2006
                                  --------- -------- -------- --------

                                             (in thousands)

Cash flows from operating
 activities:
 Net income                          $4,421     $735   $6,043   $4,240
 Adjustments to reconcile net income to net
  cash provided by (used in) operating
  activities:
   Loss recognized on disposition
    of fixed assets                      51        -       85       84
   Depreciation and amortization
    expense                           4,709    3,384   12,404    9,938
   Deferred income taxes              1,286     (66)    1,707      428
   (Recovery of) provision for
    allowance for doubtful
    accounts, net                     (153)      293    (182)    1,551
Stock-based compensation expense      4,448    2,868   13,303    8,427
   Gain on disposal of
    discontinued operations               -        -        -  (4,834)
   Cumulative effect of
    accounting change                     -        -        -    (154)
   Changes in operating assets and
    liabilities, net of
    acquisition and disposition:
      Accounts receivable            20,226    1,900  (6,285) (17,728)
      Unbilled revenues             (1,235)    (753)  (2,132) (13,392)
      Prepaid expenses and other
       current assets                   889    3,496  (3,830)  (4,502)
      Other assets                    (378)     (16)       60  (3,158)
      Accounts payable              (4,766)    3,269  (5,510)    1,242
      Accrued compensation            8,017    5,718    8,640    1,762
      Accrued restructuring costs   (1,089)  (1,843)  (3,467)  (5,285)
      Deferred revenues             (1,869)    1,814    2,497    1,299
      Other accrued liabilities       3,489  (5,916)    (682)   13,718
      Other long-term liabilities       632       70    3,886      763
                                  --------- -------- -------- --------

   Net cash provided by (used in)
    operating activities             38,678   14,953   26,537  (5,601)
                                  --------- -------- -------- --------
Cash flows from investing
 activities:
 Cash paid for acquisition,
  including transaction costs, net
  of cash received                        -    (991)    (883) (27,655)
 Cash received for sale of
  discontinued operations, net,
  and payment to minority
  stockholders                            -        -      436    5,142
 Purchases of property and
  equipment and cost of internally
  developed software                (4,769)  (2,982) (14,971)  (9,060)
 Sales and maturities of
  marketable securities              24,100   31,110   78,742  114,411
 Purchases of marketable
  securities                        (6,022) (37,666) (58,818) (82,157)
 Restricted cash                        306    (720)      353    (729)
                                  --------- -------- -------- --------

   Net cash provided by (used in)
    investing activities             13,615 (11,249)    4,859     (48)
                                  --------- -------- -------- --------
Cash flows from financing
 activities:
 Principal payments under capital
  lease obligation                     (18)     (34)     (85)    (102)
 Proceeds from stock option and
  purchase plans                      3,447      358    6,008    4,881
 Repurchases of common stock        (3,776)  (1,153)  (3,776) (18,110)
                                  --------- -------- -------- --------

   Net cash (used in) provided by
    financing activities              (347)    (829)    2,147 (13,331)
                                  --------- -------- -------- --------
Effect of exchange rate changes
 on cash and cash equivalents         2,417      419    5,229     (14)
                                  --------- -------- -------- --------

Increase (decrease) in cash and
 cash equivalents                    54,363    3,294   38,772 (18,994)
Cash and cash equivalents, at
 beginning of period                 59,431   47,660   75,022   69,948
                                  --------- -------- -------- --------
Cash and cash equivalents, at end
 of period                         $113,794  $50,954 $113,794  $50,954
                                  ========= ======== ======== ========


                         Sapient Corporation
       Unaudited Reconciliation of Non-GAAP Financial Measures


                                              Three Months Ended
                                          September 30, September 30,
                                              2007          2006
                                          ------------- --------------

                                           (in thousands, except per
                                                 share amounts)

Service revenues                               $141,590      $106,924
                                          ============= ==============

GAAP income (loss) from operations               $6,557      $(2,579)
        Stock-based compensation review
         and restatement expenses                   485         4,395
        Stock-based compensation expense          4,973         2,868
        Restructuring and other related
         charges                                   (35)           187
        Amortization of purchased
         intangible assets                          487           842
                                          ------------- --------------
Non-GAAP income from operations                 $12,467        $5,713
                                          ============= ==============

GAAP operating margin                              4.6%         -2.4%
        Effect of adjustments detailed
         above                                     4.2%          7.7%
                                          ------------- --------------
Non-GAAP operating margin                          8.8%          5.3%
                                          ============= ==============

----------------------------------------------------------------------

GAAP income (loss) from continuing
 operations before discontinued operations
 and cumulative effect of accounting
 change                                          $4,421          $735
               Stock-based compensation
                review and restatement
                expenses                            485         4,395
               Stock-based compensation
                expense                           4,973         2,868
               Restructuring and other
                related charges                    (35)           187
               Amortization of purchased
                intangible assets                   487           842
                                          ------------- --------------

Non-GAAP income from continuing operations
 before discontinued operations and
 cumulative
effect of accounting change                     $10,331        $9,027
                                          ============= ==============

----------------------------------------------------------------------

GAAP basic income (loss) per share from
 continuing operations                            $0.04         $0.01
        Effect of adjustments detailed
         above                                     0.04          0.06
                                          ------------- --------------
Non-GAAP basic income per share from
 continuing operations                            $0.08         $0.07
                                          ============= ==============

GAAP weighted average common shares             124,875       123,051
                                          ============= ==============
Non-GAAP weighted average common shares         124,875       123,051
                                          ============= ==============


GAAP diluted income (loss) per share from
 continuing operations                            $0.03         $0.01
        Effect of adjustments noted above
         and change in dilution noted
         below                                     0.05          0.06
                                          ------------- --------------
Non-GAAP diluted income per share from
 continuing operations                            $0.08         $0.07
                                          ============= ==============

GAAP weighted average common shares and
 dilutive common share equivalents
                                                128,314       126,125
                                          ============= ==============
Non-GAAP weighted average common shares and dilutive
 common share equivalents
======================================================= ==============
                                                128,314       126,125
                                          ============= ==============


                                                Nine Months Ended
                                           September 30, September 30,
                                               2007          2006
                                           ------------- -------------

                                          (in thousands, except per
                                                 share amounts)

Service revenues                                $391,479      $292,021
                                           ============= =============

GAAP income (loss) from operations                $7,869      $(3,664)
        Stock-based compensation review
         and restatement expenses                  7,063         4,395
        Stock-based compensation expense          13,828         8,427
        Restructuring and other related
         charges                                   (204)         1,335
        Amortization of purchased
         intangible assets                         1,552         2,722
                                           ------------- -------------
Non-GAAP income from operations                  $30,108       $13,215
                                           ============= =============

GAAP operating margin                               2.0%         -1.3%
        Effect of adjustments detailed
         above                                      5.7%          5.8%
                                           ------------- -------------
Non-GAAP operating margin                           7.7%          4.5%
                                           ============= =============

----------------------------------------------------------------------

GAAP income (loss) from continuing
 operations before discontinued
 operations and cumulative effect of
 accounting change                                $6,043        $(315)
               Stock-based compensation
                review and restatement
                expenses                           7,109         4,395
               Stock-based compensation
                expense                           13,828         8,427
               Restructuring and other
                related charges                    (204)         1,335
               Amortization of purchased
                intangible assets                  1,552         2,722
                                           ------------- -------------

Non-GAAP income from continuing
 operations before discontinued
 operations and cumulative
effect of accounting change                      $28,328       $16,564
                                           ============= =============

----------------------------------------------------------------------

GAAP basic income (loss) per share from
 continuing operations                             $0.05       $(0.00)
        Effect of adjustments detailed
         above                                      0.18          0.13
                                           ------------- -------------
Non-GAAP basic income per share from
 continuing operations                             $0.23         $0.13
                                           ============= =============

GAAP weighted average common shares              123,895       123,861
                                           ============= =============
Non-GAAP weighted average common shares          123,895       123,861
                                           ============= =============


GAAP diluted income (loss) per share from
 continuing operations                             $0.05       $(0.00)
        Effect of adjustments noted above
         and change in dilution noted
         below                                      0.17          0.13
                                           ------------- -------------
Non-GAAP diluted income per share from
 continuing operations                             $0.22         $0.13
                                           ============= =============

GAAP weighted average common shares and
 dilutive common share equivalents
                                                 127,623       123,861
                                           ============= =============
Non-GAAP weighted average common shares
 and dilutive common share equivalents
=========================================  ============= =============
                                                 127,623       126,600
                                           ============= =============


     CONTACT: Investor Relations Contact:
              Sapient
              Joseph Tibbetts, 617-761-1710
              jtibbetts@sapient.com
              or
              Media Contact:
              Sapient
              Gail Scibelli, 617-452-1911
              gscibelli@sapient.com
              or
              fama PR
              Jeff Drew, 617-758-4145
              sapient@famapr.com